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                                                                  EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-46308 of Cherokee International, LLC on Form S-8 of our reports dated March 23, 2001 appearing in this Annual Report on Form 10-K of Cherokee International, LLC for the fiscal year ended December 31, 2000.



DELOITTE & TOUCHE LLP


Costa Mesa, California
March 30, 2001